

EDGEN GROUP

CONNECTING SPECIALIZED PRODUCTS TO ENERGY & INFRASTRUCTURE APPLICATIONS













BB&T Capital Markets – Houston Energy Wild-Chatting Tour

May 23, 2013


UPSTREAM
MIDSTREAM
DOWNSTREAM
POWER
NUCLEAR
CIVIL
MINING

Disclosures

This presentation is based on management's current beliefs and assumptions, which in turn are based on currently available information. All statements and other information contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements about our business strategy, growth opportunities and leverage targets. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2012 and in other reports filed by us with the SEC. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. This presentation may contain data from third party sources. You should assume we have not independently verified the accuracy of such third party information.

You should assume that the information in this presentation is accurate only as of the date on the front cover of this presentation. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time.

This presentation includes financial information not prepared in accordance with U.S. generally accepted accounting principles (including, without limitation, EBITDA, adjusted EBITDA, adjusted net income (loss), operating efficiency, net sales per employee, and variations thereof). These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures have material limitations as analytical tools, are not a measurement of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to or superior to GAAP measures such as net income, operating income, net cash flows provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP. Please refer to the applicable slides in this presentation and our website www.edgengroup.com for an explanation of how we define these Non-GAAP measures and as appropriate, a reconciliation to their most directly comparable financial measures calculated in accordance with GAAP.

Edgen Group Snapshot

- **A leading global distributor of highly engineered, specialty steel products to the energy and infrastructure market**
- **Operating through two segments:**
  - Energy and Infrastructure ("E&I") Segment
  - Oil Country Tubular Goods ("OCTG") Segment
- **Global Presence**
  - 37 global locations including 5 regional distribution hubs, satellite distribution centers, and sales offices in 16 countries on 5 continents
  - Q1 13 net sales : $406.1 million
  - 2012 net sales : $2.1 billion
  - 2011 net sales : $1.7 billion
- **End-markets include upstream - onshore & offshore, midstream, and downstream energy and refining, and other - mining, power and civil infrastructure**
- **661 employees worldwide at March 31, 2013**
- **Listed on the NYSE under ticker symbol "EDG"**





Successful History of Acquisitions and Platform Built for Growth



2012: $2,059MM
33% Revenue CAGR
Annual Sales:
2004: $207MM
Bourland & Leverich Founded
Thomas Pipe & Steel Founded
Thomas Pipe & Steel + 5 acquisitions: Edgen Corp Formed
JCP and Mgmt. acquire Edgen Corp.
Western Flow Products Acquisition
Murray International Metals Acquisition
Edgen Murray Formed
Equipment Valve and Supply Acquisition
PetroSteel International Acquisition
JCP and EM acquire Bourland & Leverich (B&L)
Edgen Group Formed, IPO, HSP and Eterniti Acquisitions
1935
1983
2002
2005
2006
2007
2008
2009
2010
2011
2012

- Serving the energy industry for over 75 years
- Acquired 8 businesses since 2005 to build complementary portfolio and global footprint
- Expanded our product lines in end-markets
- Recently established a presence in growth markets including Austria, Norway, South Korea, & Aberdeen, Scotland

Positioned for Continued Growth and Future Success

Note: 2004 – 2012 compound annual growth rate based on actual Edgen Murray results for 2004 and Edgen Group results for 2012.

The Edgen Group Approach

Focus on Specialized Products	▪ Relationships critical ▪ Essential to project and operations pathway ▪ Technical expertise valued
Target Opportunities to Add Value	▪ Partner with customers ▪ Supply complementary products ▪ Leverage adjacent end-markets
Agile and Responsive	▪ Respond to customers ▪ Monitor and support progress/developments ▪ Anticipate change
Asset Light Business Model and High Operating Leverage	▪ Efficient use of assets with minimal investment required for growth ▪ High operating leverage and cash flow conversion
Selectively Acquire and Integrate Additional Market Leaders	▪ Accretive ▪ Experienced management team ▪ Proven track record of integration

What We Sell

Project Mgmt. and Services



- Project Mgmt.
  - Market consultation
  - Technical guidance
  - Supply chain management
- Services
  - Profiling
  - Cutting
  - Coating and finishing
  - Custom fabrication
  - Valve automation
  - Testing

Plate



- High yield structural grades
- Offshore quality grades
- Arctic steels
- Clad material
- Shipbuilding steels
- Specialty steels
  - Proprietary and modified steels
  - Abrasion resistant
  - Armor plates
- Stainless
- Duplex and super-duplex
- Nickel alloy

Sections



- Highly engineered sections
  - Universal beams and columns
  - Channels
  - W sections
  - S sections
  - C sections
  - Equal and unequal angles
  - Flat and round bars
  - Bulb flats

Pipe & Tube and Components



- Structural applications
  - Seamless
  - SAW/ERW
  - Sections
- Process applications
  - Seamless and welded
  - Low and high temp carbon steel
- OCTG
  - Seamless and welded tubing and casing
  - Premium connections
  - Tubular accessories
- Pipe components
  - Fittings
  - Flanges
  - Gaskets

Valves



- Ball valves
- Gates, globes and checks
  - Forged steel valves
  - Alloy valves
  - Wafer check valves
- Butterfly
- Actuation packages
- Plug valves
- Check valves
- Bleeder plugs
- Manual actuation accessories
- Automation controls

Global Energy and Infrastructure Market Presence

RESOURCE DEVELOPMENT
(Commodity Exposure)

Upstream
- ✓ Offshore rigs
- ✓ Onshore rigs
- ✓ Production facilities

Midstream
- ✓ Compression
- ✓ Gathering
- ✓ Processing
- ✓ LNG
- ✓ Transmission
- ✓ Storage
- ✓ Gas Distribution

Downstream / Process
- ✓ Refining
- ✓ Petrochemical

Other Infrastructure
- ✓ Power Generation
  - Fossil Fuel
  - Nuclear
  - Renewables
- ✓ Civil Construction
- ✓ Mining

INFRASTRUCTURE DEVELOPMENT
(Global Macroeconomic Exposure)






EDGEN GROUP

Critical Partner to Major Global Suppliers and Customers

Value-Add for Suppliers	Suppliers	Customers	Value-Add for Customers
▪ Global market access ▪ Sales and marketing support ▪ Reduced investment in working capital ▪ Consistent, high-volume purchaser ▪ Knowledge of customer spending plans and material requirements ▪ Global network of 37 sales offices in key locations	TMK IPSCO TATA CAMERON V&M USS DILLINGER HÜTTE Tenaris voestalpine	Anadarko Petroleum Corporation DRIL-QUIP ExxonMobil bp GE Oil & Gas Laredo Energy Bill Barrett Corporation Shell Chevron FLUOR	▪ Broad specialized product portfolio ▪ Global logistical support and procurement services ▪ Understanding of supplier pricing, capacity and lead times ▪ Technical expertise and product selection consultation ▪ Capital, scale and footprint to supply large volume projects and MRO requirements ▪ Critical inventory available near major domestic and international hydrocarbon producing regions

EDGEN GROUP

Customer relationships of 20+ years provide stable MRO, project and onshore drilling program sales
Supplier relationships of 25+ years yield favorable pricing, allocation and lead times

Local Business Model with Global Reach

- Strategic sales offices serving key customer decision makers in high growth markets
- Flexible distribution channels comprised of regional distribution hubs, satellite distribution centers, and third party providers
- Key Markets
  - Bakken
  - Eagle Ford
  - Permian
  - Canada
  - Latin America
  - Mexico
  - Brazil
  - North Sea
  - West Africa
  - Middle East
  - Caspian
  - India
  - China
  - Australia



Corporate HQ
Edgen Offices and/or Distribution Centers
Distribution Hubs

Act Quickly: Respond to Customers, Follow Growth and Adapt to Change

Target Activity Across Regions and Segments



Oil Sands Projects and Supply Agreements
Conductor and Sub-sea
Rig Construction, Upstream & Downstream Processing and Civil
Conductor and Sub-sea
Downstream and Power Fabrication
Shale Drilling, Gathering, Refining, Mining, and Civil
Rig Construction and Petrochem
Rig Construction and Conductor, Upstream & Downstream Processing
Pipelines, Refining and Mining
Rig Construction, Conductor & Subsea
Mining, LNG and Pipelines

Americas and OCTG	EMEA	APAC

Aligned With Favorable Long-Term Market Trends

EDGEN GROUP

Global Offshore Active Rig Count and Wells Drilled



Average Active Rigs
Wells Drilled
500
450
400
350
300
250
4,100
3,900
3,700
3,500
3,300
3,100
2,900
2,700
2,500
2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Average Active Rigs
Wells Drilled

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, March 2013

US Active Land Rig Count and Wells Drilled



Average Active Rigs
Wells Drilled
2,200
2,000
1,800
1,600
1,400
1,200
1,000
60,000
55,000
50,000
45,000
40,000
35,000
30,000
2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Average Active Rigs
Wells Drilled

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, March 2013

Global Offshore Drilling and Completion Spending



Annual Spending ($B)
$190
$170
$150
$130
$110
$90
$70
$50
2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Drilling and Completion Spending

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, March 2013

U.S. Total Feet Drilled (Millions)



Total Feet Drilled (Millions)
500
450
400
350
300
250
200
150
100
50
-
2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Total Feet Drilled (Millions)

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, March 2013

Increased Demand for Specialty Products Used in Global Offshore Deep-Water Locations, Onshore Unconventional Drilling and Natural Gas Transmission

Financial Highlights

Financial Results	▪ Q1 2013 – Net Sales $406.1million – Gross Profit $49.6 million – Gross Margin 12.2% – Net Loss $(5.4) million, adjusted net loss $(2.5) million – Adjusted EBITDA $23.9 million ▪ 2012 vs. 2011 – 23% Revenue growth – 15% Adjusted EBITDA growth
Significant Operating Leverage	▪ 2012 – Sales per employee: $3.6 million – SG&A as a % of revenue: 5.0% – Operating Efficiency: 1.79 – Inventory Turns 4.8x – Cap Ex $3.5 million (average cap ex $2- $4 million per year)
Strong Liquidity	▪ Q1 2013 – Operating Cash Flow $12.8 million – $22.3 million cash – $214.5 million of revolving credit availability

Note: Adjusted Net Loss is defined as loss excluding charges for loss on prepayment of debt and obligation under our tax receivable agreement.
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, loss on prepayment of debt and equity-based compensation expense.
Operating Efficiency is defined as net sales less cost of sales (exclusive of depreciation and amortization divided by operating expenses which includes selling, general, and administrative expenses and depreciation and amortization.

Strategic Focus: Balance of Consistent Growth and Debt Reduction

EDGEN GROUP

Net Sales Streams



YTD 2012
11%
44%
45%
Q1 2013
14%
35%
51%
Project
Onshore Drilling Programs
MRO

Steady Growth Performance

- Targeting strategies to capture increasing share of customer spend
- Adding product offerings aligned to customers' procurement needs
- New sales offices in strategic locations to meet end market demand
- Continuous evaluation of tuck-in acquisitions for managed growth

Focus on Cash Flow

- Optimize sales mix
- Expand sourcing efficiencies
- Enhance operating leverage
- Effectively manage working capital and capital investment requirements

Focus on Capital Structure

- Reduce overall cost of debt
- 2013 net leverage target of less than 4.0x
- Long-term net leverage target of less than 2.0x

Summary

Focused on Delivering Value to Our Customers and Returns to Our Stakeholders

- Attractive Financial Model
- Extensive Offering of Specialized Products
- Experienced and Motivated Management Team
- Long-Standing Relationships with Major Global Suppliers and Customers
- Favorable End-Market Dynamics
- Local Business Model with Global Reach




Appendix





Connecting Specialized Products - Upstream

Offshore



Onshore



High yield structural steel, including fabricated components for jack up rig applications (racks, chords and bracings)

Offshore construction grade steels

Low temperature impact toughness steel (suitable for arctic conditions)

Shipbuilding grade steels

Corrosion resistant alloys (CRAs),- Stainless Steel, Duplex, Super Duplex, Nickel alloys, Cu-Ni, and Titanium

Chrome moly (Cr-Mo) products for high temperature applications

Clad material

Tendon pipe

Valves – ball, gate, globe, check, plug, butterfly, needle and pneumatic and hydraulic automation and controls

Seamless and Welded OCTG

- Alloy, Chrome, Carbon, Stainless
- Corrosion Resistant, Pressure Tolerant, High Strength, High Collapse

Connecting Specialized Products – Midstream & Downstream

Line pipe
ERW, DSAW, LSAW, HSAW, SMLS
API 5L X grades

Valves
Ball, gate, globe, check, plug, butterfly, needle and direct gas, gas over oil and pneumatic automation and controls

High yield fittings
Segmentable, induction bends, flanges, bolts, gaskets

Wellhead production equipment
API 12F storage tanks, frac tanks, gas buster tanks, tank trailers, heater treaters, gas/oil separators, HP sand separators, dehydrators

Midstream



Downstream



Corrosion Resistant Alloys (CRA) - duplex, super duplex and nickel alloy

Stainless steels – austenitic and super austenitic

Chrome moly (Cr-Mo) material (P grades)

High yield structural steel

Hydrogen Induced Cracking (HIC) resistant steels for sour service applications

Titanium

Low temperature carbon steel

Valves – ball, gate, globe, check, plug, butterfly, needle and electro hydraulic, electric and pneumatic automation and controls, electro hydraulic

Summarized Corporate Structure


Edgen Group Inc.
(U.S.)
(NYSE: EDG)
EDG Holdco LLC
(U.S.)
"EDG LLC" (1)
EM Holdings LLC
(U.S.)
Edgen Murray
Corporation
(U.S.)
"EMC"
Subsidiaries, including
EMGH Limited and its
Subsidiaries
Bourland & Leverich
Supply Co. LLC
(U.S.)
"B&L Supply"

(1) Edgen Group Inc. owns approximately 42% of the equity of EDG Holdco LLC and controls 100% of the voting power.

Non-GAAP Financial Measures

We define EBITDA as net income (loss), plus interest expense, provision for income taxes, depreciation and amortization expense. We define adjusted EBITDA as EBITDA plus certain transaction costs, loss on prepayment of debt, expense related to our obligation under our tax receivable agreement and equity-based compensation expense. We define adjusted net income (loss) as net income (loss) plus loss on prepayment of debt and expense related to our obligation under our tax receivable agreement. We define operating efficiency as net sales less cost of sales (exclusive of depreciation and amortization) divided by operating expenses (including depreciation and amortization expense).

For the following reasons, we believe EBITDA and adjusted EBITDA represent an effective supplemental means by which to measure our operating performance: (a) management uses EBITDA and adjusted EBITDA to, among other things, evaluate the performance of our operating segments, develop budgets and measure our performance against those budgets, determine employee bonuses and evaluate our cash flows in terms of cash needs and (b) EBITDA and adjusted EBITDA are useful to investors as they enable us and our investors to evaluate and compare our results from operations in a more meaningful and consistent manner by excluding specific items which are not reflective of ongoing operating results, such as items related to capital structure, taxes and certain non-cash charges.

These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, because these non-GAAP measures do not account for certain items which may be material to a complete evaluation of our operating results, the measures have material limitations as analytical tools and are not considered by our management in isolation of, as an alternative to or superior to GAAP measures such as net income, operating income, net cash flow provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP.

We believe that the line item on our condensed consolidated/combined consolidated statements of operations entitled “net income (loss)” is the most directly comparable GAAP measure to EBITDA, adjusted EBITDA and adjusted net income (loss). Reconciliations of EBITDA, adjusted EBITDA and adjusted net income (loss) to net income (loss) for the specified periods are provided in the following slides.

Adjusted EBITDA Reconciliation

EDGEN GROUP

Reconciliation of GAAP net income (loss) to non-GAAP EBITDA and adjusted EBITDA (in millions):

	Three months ended March 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
NET INCOME (LOSS)	$ (5.4)	$ (43.4)	$ (4.2)
Income tax expense (benefit)	2.3	2.5	4.1
Interest expense - net	15.0	75.6	86.5
Depreciation and amortization expense	7.1	32.0	35.6
EBITDA	19.0	66.7	122.0
Transaction costs (1)	-	1.1	0.9
Loss on prepayment of debt (2)	1.7	71.7	-
Charge associated with TRA obligation (3)	2.3	-	-
Equity-based compensation (4)	0.9	5.4	2.6
ADJUSTED EBITDA	$ 23.9	$ 144.9	$ 125.5

(1) Transaction costs for the year ended December 31, 2012 represent certain acquisition, debt and IPO related costs that were expensed during the year. For the year ended December 31, 2011, transaction costs include costs associated with the filing of a registration statement related to our IPO expensed during the period.
(2) Includes prepayment penalties and the expensing of previously deferred debt issuance costs and unamortized discounts associated with certain indebtedness repaid during the respective periods.
(3) Represents a non-cash charge associated with Bourland and Leverich Supply Co. LLC's ("B&L Supply") cash redemption of Edgen Murray Corporation's ("EMC") interest in B&L Supply.
(4) Reflects non-cash compensation expense related to the issuance of equity-based awards.

Adjusted Net Income (Loss) Reconciliation

EDGEN GROUP

Reconciliation of GAAP net income (loss) to non-GAAP adjusted net income (loss) (in millions):

	Three months ended March 31, 2013
NET INCOME (LOSS)	$ (5.4)
Loss on prepayment of debt, net of tax (1)	1.4
Charge associated with TRA obligation, net of tax (2)	1.5
ADJUSTED NET INCOME (LOSS)	$ (2.5)

(1) Reflects the expensing of unamortized discounts associated with certain indebtedness repaid during the first quarter of 2013.
(2) Represents a non-cash charge associated with Bourland and Leverich Supply Co. LLC's ("B&L Supply") cash redemption of Edgen Murray Corporation's ("EMC") interest in B&L Supply.

Operating Efficiency

Operating efficiency (in millions):

		Year ended December 31, 2012
Net sales	$	2,059.0
Less: Cost of sales (exclusive of depreciation and amoritzation)		1,817.8
		241.2
Divided by operating expenses:		
Selling, general and adminstrative expense		103.0
Depreciation and amoritzation expense		32.0
Operating expenses		135.0
Operating efficiency		1.79

(1) Operating efficiency is defined as net sales less cost of sales (exclusive of depreciation and amortization) divided by operating expenses (including depreciation and amortization expense).

EDGEN
GROUP